UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 23, 2006

                              Gilman + Ciocia, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                 000-22996                11-2587324
(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)            File Number)          Identification No.)

11 Raymond Avenue, Poughkeepsie, New York                               12603
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (845) 486-0900

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On and effective October 19, 2006, the Board of Directors of Gilman + Ciocia, Inc. (the "Company") elected John F. Levy and Allan R. Page as directors of the Company. With the addition of Messrs. Levy and Page, the total number of directors now serving on the Company's Board of Directors is seven. Mr. Levy was also appointed Chairman of the Audit Committee of the Board of Directors and Mr. Page was appointed as a member of the Audit Committee. Mr. Levy was also appointed to a new special finance committee of the Board of Directors formed to explore re-financing alternatives for the Company.

The text of the press release issued by the Company is filed herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release dated October 19, 2006.

October 23, 2006

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Gilman + Ciocia, Inc.
                                        ----------------------------------------
                                                     (Registrant)

Date October 23, 2006
     -------------------------          /s/ Michael Ryan
                                        ----------------------------------------
                                        Name:  Michael Ryan
                                        Title: Chief Executive Officer